Proprietary and confidential Investor Day 2023 February 28, 2023

Proprietary and confidential Information set forth in this communication contains forward-looking statements, including without limitation, the long-term effects of investments in our business, the future success and financial impact of new and existing product offerings; our ability to consummate acquisitions and integrate the businesses we have acquired or may acquire into our existing operations; our future growth, margins and profitability; our long-term strategy and our performance targets including 2023 guidance. Actual results or trends could differ materially from our forecast. For more information, please refer to the reports we file with the SEC from time to time, including the risk factors discussed in our most recently filed Form 10-K, for discussions of important risk factors that could cause actual results to differ materially from any forward-looking statements we may make in this communication. We will be discussing certain non-GAAP financial measures today, including adjusted EBITDA and adjusted EBITDA margin. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the appendix to this presentation. We have no obligation to, and do not intend to, update any forward-looking statements. Forward Looking Statement 2

Proprietary and confidential Today’s Presenters Meghan Schoen Chief Product Officer Paul Hennessy Chief Executive Officer Jarrod Yahes Chief Financial Officer Sejal Amin Chief Technology Officer Candice Murray Vice President, Editorial Aiden Darné Vice President, Studios Dade Orgeron Vice President, 3D Innovation 3

Proprietary and confidential Today’s…avatars Meghan Schoen Chief Product Officer Paul Hennessy Chief Executive Officer Jarrod Yahes Chief Financial Officer Sejal Amin Chief Technology Officer Candice Murray Vice President, Editorial Aiden Darné Vice President, Studios Dade Orgeron Vice President, 3D Innovation 4

Proprietary and confidential 5 Agenda 1. A Powerful Business Model 2. Content Engine – Differentiated Creative Ingredients a. 3D b. Editorial 3. Creative Engine – Extending Our Customer Relationships a. Creative Flow b. Studios 4. Data Engine – Unlocking Our Content’s Power a. Data Training Sets b. Generative AI 5. Financial Discussion 6. Closing Thoughts 7. Q&A

Proprietary and confidential Over the Last 20 Years, Shutterstock Has Built a Durable Content Engine “As a serial entrepreneur and small business owner, finding quality content for my marketing needs was a limiting factor. There was no place to buy images in an easy and cost-effective way. There were a couple of stock agencies at the time, but they weren’t designed for the Internet. They were still quoted in print runs and it was just really old school stuff. I realized that legally cleared global royalty-free photos were really hard to find. By starting Shutterstock in 2003, I was solving my own problem as a business owner.” - Founder & Executive Chairman Jon Oringer At the Time of Shutterstock’s 2012 IPO Stock image-centric Ecommerce channel-driven >19 million images >500,000 videos Content Customers Royalties CONTENT ENGINE Contributors 6

Proprietary and confidential Thriving Marketplace Strong Reach into Enterprises Our Content Engine Drives Global Scale Resulting in a Powerful Business Model Comprehensive Content Library Global Scale and Operating Leverage Large Subscription Revenue Stream 600 million Images 45 million Videos 2 million Music Tracks 1.2 million 3D Models 2 million Sound Effects 2.3 million Contributors 2.3 million Customers 6 Downloads Per Second $828 million 2022 Revenue 57% Revenue ex- North America 1,328 Full Time Employees 26.3% 2022 EBITDA Margin 45k Enterprise Customers 586k Subscribers 42% Subscription Revenue as % Total Revenue 24% Increase in Deals >$100k in 2022 The Industry’s Largest Content Library Video Library 2x Larger Than Nearest Competitor 20% Annualized EBITDA Growth (2018-2022) Opportunity to Achieve 30%+ EBITDA Margins Contributor Base Doubled in 3 Years Subscriber Base Tripled in 3 Years Mid-90s Revenue Retention Subscription Bookings Up 27% in 2022 7

Proprietary and confidential 8 We Serve Our Customers Through Multiple Channels All-In-One Self-Serve Offering for Individual Creatives & Freelancers, Marketing Professionals, Small Business Owners and Casual Creatives ECOMMERCE REVENUE BY GEOGRAPHY ENTERPRISE REVENUE BY GEOGRAPHY Tailored Content, Creative Services and Data Offering for Small Businesses, Ad Agencies, Global Brands and Tech Companies 2022 Revenue $501mm 566k Subscribers 52% Subscription Revenue 2.3mm Customers 8 45k Customers 20k Subscribers $327mm 27% 2022 Revenue Subscription Revenue 61% 39% $211 Average Revenue / Customer $7k Average Revenue / Customer

Proprietary and confidential Metaverse Digital Advertising Our Content Engine has Consistently Expanded into Faster Growing TAM’s Source: Industry research and management estimates. Stock Images, Music and Video 2022 Market Size and Market Growth Estimates based on 2022 Technavio reports. 3D 2022 Market Size Estimates based on Proficient Market Insights “Global 3D Models Industry Research Report 2023.” Creative Software Tools 2022 Market Size Estimates based on “Statista Creative Software - Worldwide Market Forecast” report. $8.2B+ $4.3B $0.7B $1.3B $1.3B Size Proliferation of Channels Proliferation of Websites & Blogs Digital Advertising, Social Media, Websites Images Music Streaming, Audio for the Metaverse, Digital Video Advertising, Podcasting Music Digital Video Advertising, Streaming Video on Demand, Film & TV Videos AR / VR Gaming Metaverse, Augmented Reality & Virtual Reality, Gaming 3D Models Creator Economy, Democratization of Creative Design Software Creative Software Tools 10%+ CAGR 6% CAGR 7%+ CAGR 7% CAGR 10%+ CAGR Growth 9

Proprietary and confidential mission Shutterstock is the end-to-end creative partner that empowers customers to tell the best versions of their stories. Our teams capture the moments, develop the tools, deliver the services, and provide the ingredients needed to simplify and supercharge creative storytelling. We bridge the gap between idea, design and execution, inspiring the world to create with confidence. purpose

Our Content Engine Will Continue to Power the Core Content Customers Royalties CONTENT ENGINE Contributors

CREATIVE ENGINE Create + Design + Publish Templates + Styles + Fonts Extend Our Customer Relationships and Create New Content Opportunities Content Customers Royalties CONTENT ENGINE Contributors

CREATIVE ENGINE Create + Design + Publish Templates + Styles + Fonts DATA ENGINE Metadata New Products + Capabilities Partners Unlock New Verticals, Products and Capabilities Content Customers Royalties CONTENT ENGINE Contributors

Create + Design + Publish Templates + Styles + Fonts DATA ENGINE Metadata New Products + Capabilities Partners Content Customers Royalties CONTENT ENGINE Contributors CREATIVE ENGINE While in Different Stages of Maturity, Each Element of Our Platform Accelerates The Other

Create + Design + Publish Templates + Styles + Fonts Performance Data DATA ENGINE Metadata New Products + Capabilities Partners Content Customers Royalties CONTENT ENGINE Contributors CREATIVE ENGINE Unlocking Additional Gears + Growing a Powerful & Differentiated Machine

Proprietary and confidential 16 Our Creative and Data Engines Extend Us Into New Growth Areas and Further Entrench Us With Existing Customers

Proprietary and confidential 17 Content Engine - Differentiated Creative Ingredients Dade Orgeron, VP 3D Innovation | Candice Murray, VP Editorial

Proprietary and confidential Content Customers Contributors Royalties CONTENT ENGINE Differentiated Content Ingredients Purpose-Built for Better Storytelling 18

Proprietary and confidential 19 3D Enables Creators To Tell Seemingly Impossible Stories Movies & Film

Proprietary and confidential 20 3D Enables Creators To Visualize Possibilities Visualization

Proprietary and confidential 3D Enables Creators To Immerse The Viewer Gaming & Immersive 21

Proprietary and confidential Extending 3D Content To New Horizons Metaverse & Web3 Gamevertising Immersive Advertising Brand Loyalty Machine Learning Drive Simulation Manufacturing Shipping Logistics AR/VR/MR Surgical Visualization Healthcare Education & Training Patient Education New technologies are opening the door for more industries to enter the 3D space 22

Proprietary and confidential Meeting The Growing Demand For 3D Content 23

Proprietary and confidential Case Study: SciePro Human Anatomy TurboSquid contributor SciePro has created a detailed, anatomically correct and comprehensive model of the male anatomy in 3D 24

Proprietary and confidential Releasing 3D From The Walled Garden Through Standardization Contributors 3D content can be generated from a variety of industry standard techniques Customers Standardized models can be used in nearly any application or platform A Complete 3D Platform TurboSquid has created a complete 3D content management platform for publishing, managing, converting, conforming and distributing 3D content 25

Proprietary and confidential Generative AI Will Unleash 3D To The Masses Procedural Scenes Generate complete scenes from existing 3D collections using descriptive prompts Text to 3D Generate 3D objects and scenes from descriptive prompts Image to 3D Generate custom 3D objects from photos, illustrations or existing 3D models Generative Creator Tools AI driven tools that enable creators to modify and customize existing 3D models 26

Proprietary and confidential 27 Editorial Candice Murray, VP Editorial

Why Our Editorial Business Matters

Shutterstock Editorial

Covers Top Stories across Entertainment, News, Sports, Royals, Fashion & More

10k+ events each year

Awards season, premieres, playoffs and championships, after-parties, VIP events, music festivals, fashion shows, branded events, sponsorships, product launches and so much more

Splash News

Covers Breaking News and Developing Stories across Entertainment & Celebrity Worldwide

24 / 7 / 365

Breaking News Team, feeding stories in real-time, straight to news desks at global media and publishing brands worldwide shutterstock

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Proprietary and confidential Shutterstock Editorial is a Full-Service Global Operation 29 Premium Content & Celebrity Partnerships Services Live Event Coverage Global Contributors for: Live Assignments Portrait Studio Activations Rights & Clearance Asset Assurance 73mm+ Images & Videos 20k+ Assets Added Daily 10k+ Live Events Annually 24/7/365 Access to Breaking and Trending Content Entertainment, Sports, Fashion, News, Archival and UGC for Storytelling: Media Theatrical Productions Multi-Marketing for Brands Content Simplified Licensing Granting the rights to use for Editorial and Commercial Use Cross-platform publishing & broadcast such as digital / social / print / TV / films / marketing

Proprietary and confidential Billions of Connections Everyday through Mass Global Use 30 The force behind the content that reaches audiences and global communities daily through print, digital, social, film, streaming, television, branding and more!

Proprietary and confidential Editorial Content & Services is Highly Impactful for Shutterstock Subscripti ons Our Strategic Rationale ● Complementary extension of our marketplace ● Expansion of relationships with news & media ● Resilient through challenging economic cycles ● Massive branding opportunity How We Win ● Continue growing network of photographers & videographers ● Innovate pricing & packaging, including subscription products ● Partner with Studios to deliver full suite of live event coverage ● Partnerships with brands & talent ● Scale our Live Assignment business for immediate impact

Proprietary and confidential 32 Our Brand Name Powers Global Headlines: Live Assignments & Brand Partnerships Audible Listening Lodge, Sundance Film Festival, Park City, Utah, USA - 19 Jan 2023 Celebs @ The Sundance SSTK Portrait Studio: Anne Hathaway, Bella Thorne, Tiffany Haddish

Proprietary and confidential 33 “Spent the last day of being 30 shooting my absolute dream of an assignment. Thank you @goldenglobes @shutterstocknow @shutterstock @people for this golden night!!” —Hunter Abrahms Insta Our Brand Name Powers Global Headlines: Golden Globes 2023

Proprietary and confidential 34 Our Brand Name Powers Global Headlines: Super Bowl LVII Performances Celebs & VIPS

Proprietary and confidential 35 Our Brand Name Powers Global Headlines: Breaking News v Breaking News

Proprietary and confidential 36 Our Brand Name Powers Global Headlines: Breaking News First Sightings Trending

Proprietary and confidential 37 Our Brand Name Powers Global Storytelling: Theatrical Productions One of the largest Royal archives globally —---- Dedicated Royal photographer

Proprietary and confidential 38 Our Brand Name Powers Global Marketing: Advertising Campaigns Christian Dior, 30 Avenue Montaigne in Paris 1957 Christian Dior, 30 Avenue Montaigne in Paris 2022

Proprietary and confidential Shutterstock Editorial: End-to-End Solutions that Power Global Storytelling 39 Right Click Here to Open Video in New Window

Proprietary and confidential 40 Creative Engine - Extending Our Customer Relationships Meghan Schoen, Chief Product Officer | Aiden Darne, VP Studios

Create + Design + Publish Templates + Styles + Fonts Content Customers Royalties CONTENT ENGINE Contributors CREATIVE ENGINE Custom Creative Services for Enterprise Customers Intuitive Self-Serve Design for Everyone Extending Customer Relationships Create + Design + Publish Templates + Styles + Fonts

Proprietary and confidential 30 Million People Visit Shutterstock Every Month With Creative Intent Source: SimilarWeb 42

Proprietary and confidential In The Past, They Would Discover With Us & Do Work Elsewhere 43

Proprietary and confidential …and Doing Their Work Isn’t Easy 44 Right Click Here to Open Video in New Window

Proprietary and confidential Download & Upload Fatigue Across Multiple Platforms 45

Proprietary and confidential A New Way To Work: Creative Flow 46 Right Click Here to Open Video in New Window

Proprietary and confidential Fewer Clicks + Zero Learning Curve + Same Output 47 Right Click Here to Open Video in New Window

Proprietary and confidential Making It Easier To Try Before You Buy 48 Right Click Here to Open Video in New Window

Proprietary and confidential Typeface: Montserrat Photo: Cheerful portrait, closes eyes, smile, pink wall… Template: circle centered, square post 93% 86% 91% Data → Insights → Better Outcomes 49

Proprietary and confidential Conference campaign kit Campaign automated with Creative Flow Accelerating The Content Engine 50

Aiden Darné, VP Studios

52 Shutterstock Studios Provides End-to-End Production Services for Any Need Proprietary and confidential Right Click Here to Open Video in New Window

53 Your Global Production Studio Toronto New York Miami Mexico City Los Angeles Bogotá Santiago Buenos Aires São Paulo Athens Bucharest Amsterdam Brussels London Paris Barcelona Vienna Berlin Copenhagen Lisbon Madrid Zurich Milan Dubai Mumbai Cape Town Jakarta Singapore Melbourne Sydney Auckland Shanghai Tokyo Beijing Seoul 2022 Highlights: 35+ Countries Shot 500+ shoot days 30,000+ Assets Delivered $120k+ AOV

54 Production capabilities Photography 3D Content Video 3D Animation Illustration AR Experiential Marketing VR Event Production Games Proprietary and confidential

55 CPG + Beauty Proprietary and confidential

56 Auto Proprietary and confidential

57 Social Media + Tech Proprietary and confidential

58 Health & Pharma Proprietary and confidential

59 3D Proprietary and confidential

60 How We’re Winning: 1 Global Production Expertise - Unrivaled Global Creative Network 2 Unmatched 3D Strategy - With Deep Multi-Platform Expertise 3 In-House-Everything Maximizes Budget and ROI4 Highly Versatile World Class Production Capabilities 5 We Have Shutterstock’s Broader Offerings to Leverage

Proprietary and confidential 61 Extended Reality Demo Aiden Darne, VP Studios

Proprietary and confidential 62 Data Engine - Unlocking Our Content’s Power Sejal Amin, Chief Technology Officer | Meghan Schoen, Chief Product Officer

Proprietary and confidential Create + Design + Publish Templates + Styles + Fonts DATA ENGINE Metadata New Products + Capabilities Partners Content Customers Royalties CONTENT ENGINE Contributors CREATIVE ENGINE Using the Content Engine to Unlock Data Monetization Opportunity Create + Design + Publish 63

Proprietary and confidential 64 Asset Type Available Usage Title and Description Technical Quality Label Aesthetic Scoring Usage & Releases Contributors Artists Agencies File Format / Resolution Descriptive Keywords A SINGLE PIECE OF CONTENT IT ALL BEGINS WITH For each piece of content, Shutterstock collects over 185 pieces of metadata across a variety of themes & categories

Proprietary and confidential 65 Understanding the “4 P’s” of collecting first party, proprietary data at Shutterstock Contributors tag content with up to 50 keywords Our proprietary technology scans the content and adds approximately 135 more data points Our human review process vets for quality, accuracy, enabling a variety of uses for partners 1. People 2. Platform 3. Process 110 BILLION PIECES OF METADATA

Proprietary and confidential 66 …what about the 4th “P”? PEOPLE. PLATFORM. PROCESS. NEW OPPORTUNITIES Our rigorous metadata collection process results in actionable, near term use cases for partners Generative Models Autonomous Vehicles Content Moderation Security & Safety Authentication Defect Detection

4. Performance Data Connecting metadata with performance will automate marketing and advertising ● more engaging, higher-performing content ● more intelligent targeting ● creative storytelling ● greatest impact PIECES OF METADATA

Proprietary and confidential 68 Generative AI Meghan Schoen, Chief Product Officer

Astronauts eating breakfast on Mars

Proprietary and confidential 70 Creativity At The Speed Of Your Imagination Right Click Here to Open Video in New Window

Proprietary and confidential Note: the model we use was trained on hundreds of millions of properly licensed Shutterstock images. OpenAI has not released further details about their training set. It may include non-Shutterstock images. Training Set Images & Text contributors 71 CONTENT + METADATA are licensed to strategic partners to train generative models. The Core Of Shutterstock’s Machine

Proprietary and confidential 72 AI Image Generator Generative Model Prompt Enrichment Bias Mitigation User "Prompt" Language Translation (DALL-E) Style Picker Differentiated & Customized Generative models trained on Shutterstock content are not available to competitors. Shutterstock layers on unique, differentiated value to models.

Proprietary and confidential Following Our Proven Playbook 73 Licensed Usage contributors Generated Images New AI-generated content is rapidly growing the already expansive Shutterstock library Every AI-generated asset that is licensed compensates Shutterstock contributors Contributor Fund Royalty Payouts

Proprietary and confidential 74 *Since market launch - January 25, 2023 kNEW ACCOUNT SIGN-UPS BUILDING MOMENTUM engagement and activity (4 weeks out from launch) Generative Is kACTIVE GENERATIVE USERS MILLIONNEW IMAGES GENERATED

Proprietary and confidential 75 …and we are moving quickly Jan 25: Ecommerce Market Launch Feb 9: Generative Integrated in Search Feb 17: Generative on Shutterstock Homepage Feb 8: Enterprise Market Launch Feb 10: Faster Generations & Like/Dislike Coming March: Zoom Out, Variations, Expanded Styles

Proprietary and confidential AI Image Editing – Coming Soon Shutterstock Is… …the Future of AI with Generative AI ‘Add a dogbone’ Dog bone POWERING… DEVELOPING… COMMERCIALIZING… 76

Financial Discussion Jarrod Yahes, CFO

Proprietary and confidential Consistent reinvestment into business through R&D and capex Stable unit economics in Content and Creative Engines Content Engine fed with new content types 1 Strong financial foundation Powerful Financial Model 4 Creative and Data Engines gaining scale 3 Balanced framework for capital allocation Growing base of subscription revenue 2 Multiple levers to drive margin expansion Enterprise channel firing on all cylinders Operating leverage in G&A Higher EBITDA margins in Data Engine Deployment of cash flow for dividends and buybacks Disciplined approach to programmatic M&A Creative Engine innovating with generative AI Data Engine gaining momentum Actionable path to restoring growth in Ecommerce channel 78

Proprietary and confidential Strong Financial Foundation (Revenue in $mm) 2012 Growth $170 2013 38.9% $236 2014 39.3% $328 $623 $651 $667 $773 $828 $425 2015 29.6% $494 2016 16.3% $557 2017 12.7% 2018 11.9% 2019 4.4% 2020 2.5% 2021 16.0% 2022 7.0% $853 2023E 2.0% (Midpoint) 2012-2023 CAGR: 16% $836 Enterprise Sales Team Restructuring Launch of Studios Launch of Flex Products TurboSquid & PicMonkey Acquisitions 2nd Consecutive Year of Double Digit Revenue Growth in Enterprise Channel Pond5 Acquisition 79

Proprietary and confidential 80 $347mm Subscription Revenue 586k Subscribers $214mm Subscription Revenue 149k Subscribers Subscription Revenue Becoming a Larger Part of the Revenue Mix… 2018 Revenue Mix 2022 Revenue Mix $623mm Total Revenue $828mm Total Revenue 7% Total Revenue CAGR (2018-2022) Non-Subscription Revenue CAGR (2018-2022) 4% Subscription Revenue CAGR (2018-2022) 13% Growth Differential 3x

Proprietary and confidential Subscription Over-index … Enhancing Revenue Retention Across Both Sales Channels Total Revenue Retention Subscription Revenue Retention +3% Subscription Over-index Total Revenue Retention Subscription Revenue Retention +7% 2022 Total Ecommerce Revenue Growth 2% 2022 Subscription Revenue Growth 8% 2022 Subscription Revenue Growth 11% Subscribers 566k Subscribers 20k 5x Increase in Flex Sub Revenues in 2022 7% 2022 Total Enterprise Revenue Growth (ex-Studios, Data Training Sets and Editorial) Enterprise Ecommerce 81

Proprietary and confidential 82 Fueling Our Enterprise Channel Growth Firing on All Cylinders with Two Consecutive Years of Double-Digit Growth PEOPLE Distribution Channel Powered by 250+ Sales and Customer Success Team PREDICTABLE RENEWALS Drive Higher Retention, Subscription Revenue Stream PRODUCT MARKET FIT Cross-sell and Upsell with Multi-Asset Offerings across Enterprise and SMB customers (SMB Flex & Portfolio) SMB FLEX & PORTFOLIO Bookings +88% CAGR SUBSCRIPTIONS Bookings +22% CAGR STRATEGIC SOLUTIONS Bookings +43% CAGR (2020-2022) STRATEGIC SOLUTIONS SELLING Editorial, Studios, Data

Proprietary and confidential 83 Committed to Growth in Our Ecommerce Channel Opportunity to Quickly Move Past Macro Headwinds Generative AI, Creative Flow, PixelSquid Product, Marketing and Engineering teams work directly linked to customer value driver Relentless focus on improving customer experience and conversion efficiency through rapid experimentation Expanding capabilities to build world-class acquisition & retention by harnessing power of our end-to-end platform Deliver Value-Added Features & Functionality Data-driven Teams Customer-centric Experimentation Acquisition & Retention Channel Fundamentals External KPIs 1 Subscriber Count 2 Subscriber Revenue 3 Generative AI Content Internal KPIs 1 Customer Conversion Rates 2 Revenue Retention Rates 3 Creative Flow Engagement

Proprietary and confidential Multiple Levers to Drive Margin Expansion (EBITDA in $mm) 2012 20.6% $35 2013 22.7% $53 2014 21.7% $71 $105 $96 $155 $193 $218 $85 2015 19.9% $95 2016 19.3% $88 2017 15.8% 2018 16.9% 2019 14.8% 2020 23.2% 2021 25.0% 2022 26.3% $228 2023E 26.8% (High End) 2012-2023 CAGR: 19% Margin Reinvestment into platform to reinvigorate growth / Focus on margin expansion / Optimization of marketing spend / Restructuring of royalty rate in 2020 $220 84

Proprietary and confidential 85 Cost Optimization Combined with Operating Leverage Will Enhance EBITDA Margins +180 bps +135 bps Up to +50 bps+839 bps Operating leverage in the business is a clear opportunity Demonstrated track record of EBITDA margin expansion EBITDA Margin Expansion G&A as % of Revenue 2020 2021 2022 2023E 23.2% 25.0% 26.3% 26.8% 2020 2023E2021 2022 2024E 2025E 2026E 2027E 17.5% 16.9% 16.0% (0.5%) (0.5%) (0.5%) (0.5%) (0.5%)

Proprietary and confidential 86 Proven Capital Allocator with Opportunity for Upside Through M&A $438mm $123mm $90mm $100mm $32mm Capital Allocation (2019-2022) Additional 2%-4% Return per Annum M&A Capex including Growth Investment Dividends Share Repurchases Content Acquisition $28 $43 $26$26 $0 $24 $31 $35 $0 $0 $26 $73 $3 $3 $9 $17 $0 $2 $220 $216 2019 2020 2021 2022

We Have a Track Record of Disciplined & Programmatic M&A

Nov 2020
amper music
AI-Generated Music

Feb 2021
vidmob
Creative Intelligence
$5 million investment

TURBOSQUID
3D Marketplace
$75 million

Jul 2021
PATTERN89
SHOTZR
datasine
AI Capabilities
~$35 million

Sep 2021
PicMonkey
SaaS Design / Editing
$110 million

May 2022
POND5
Video Marketplace
$210 million

SPLASH
Editorial

Additional Opportunities

1. Growing current catalog with high quality content
2. Enhancing metadata that supports content discovery and predictive performance algorithm within our marketplace
3. Utilizing Shutterstock Studios to create bespoke content for enterprise customers
4. Adding capabilities in new or emerging content types such as metaverse-ready assets and mobile-first formats

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Proprietary and confidential Data Engine Commercial Strategy Focused on Near Term Revenue Opportunity Plus Technology Access 88 ● Data flywheel spinning ● Recurring offering ● General to bespoke datasets Commercial Strategy ● Consistent unit economics ● 15% lower SG&A costs Margin Profile ● Enhance recurring nature of offering with data services and wrappers ● Access to proprietary technology and new product opportunities otherwise inaccessible through organic R&D Opportunity Data Training SetsAsset Type Title and Description Technical Quality Label Aesthetic Scoring Usage & Releases Contributors Artists Agencies File Format / Resolution Descriptive Keywords

Proprietary and confidential Data Partnerships are Getting Larger and the Pipeline is Broadening Broadening of the Pipeline ● Large cap tech companies ● Experimenting ● Limited budgets 2020 ● Large cap tech demand with fully funded dedicated budgets ● POCs quickly moving into Image, then Video, then Music then 3D ● Next layer beginning to invest 2023 Larger Deals 2020 2022 $22k 2021 Average Revenue per Customer $310k Average Revenue per Customer $1.3mm Average Revenue per Customer 2023 $5-10mm What We’ve Seen So Far… Looking Ahead… Total Contract Value Partnership Why is Shutterstock Winning These Deals? ● Massive scale & high quality metadata ● Image, Video, Music & 3D ● Cleanly licensable / passes the legal DD test ● Partnership & commercialization ● Contributor pool and opt out 89

Proprietary and confidential Generative AI Commercial Strategy Focused on Simplicity and Pervasiveness with Consistent Unit Economics 90 ● Simple unit pricing ● Make it pervasive ● Allow broad experimentation Commercial Strategy ● Royalties comprised of AI partner & contributor pool ● Consistent unit economics Margin Profile ● Handhold Enterprise client relationships through Generative AI ● Reduce content supply and ingestion costs over time Opportunity Generative AI

Proprietary and confidential Create + Design + Publish Templates + Styles + Fonts Performance Data DATA ENGINE Metadata New Products + Capabilities Partners Content Customers Royalties CONTENT ENGINE Contributors CREATIVE ENGINE By 2027, Creative and Data Engines Will Power Shutterstock in the Way Content Does Today

Proprietary and confidential 92 Closing Thoughts Paul Hennessy, Chief Executive Officer

Proprietary and confidential 93

Proprietary and confidential 94 Appendix

Proprietary and confidential 95 Non-GAAP Financial Measures To supplement our consolidated financial statements presented in accordance with the accounting principles generally accepted in the United States, or GAAP, our management considers certain financial measures that are not prepared in accordance with GAAP, collectively referred to as non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA margin. These non-GAAP financial measures are included solely to provide investors with additional information regarding our financial results and are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. These non-GAAP financial measures have not been calculated in accordance with GAAP and should be considered only in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP measures. In addition, adjusted EBITDA and adjusted EBITDA margin should not be construed as indicators of our operating performance, liquidity or cash flows generated by operating, investing and financing activities, as there may be significant factors or trends that they fail to address. We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies. Shutterstock’s management uses these non-GAAP financial measures, in conjunction with GAAP financial measures, as an integral part of managing the business and to, among other things: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. Management believes that adjusted EBITDA and adjusted EBITDA margin are useful to investors because these measures enable investors to analyze Shutterstock’s operating results on the same basis as that used by management. Additionally, management believes that adjusted EBITDA and adjusted EBITDA margin provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to Shutterstock’s underlying operating performance. Management also believes that providing these non-GAAP financial measures enhances the comparability for investors in assessing Shutterstock’s financial reporting. Our use of non-GAAP financial measures has limitations as an analytical tool, and these measures should not be considered in isolation or as a substitute for an analysis of our results as reported under GAAP, as the excluded items may have significant effects on our operating results and financial condition. Additionally, our methods for measuring non-GAAP financial measures may differ from other companies’ similarly titled measures. When evaluating our performance, these non-GAAP financial measures should be considered alongside other financial performance measures, including various cash flow metrics, net income and our other GAAP results. Our method for calculating adjusted EBITDA and adjusted EBITDA margin as well as a reconciliation of the differences between adjusted EBITDA and adjusted net income and the most comparable financial measures calculated and presented in accordance with GAAP, is presented herein. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance because we are unable to calculate with reasonable certainty the impact of potential future transactions, including, but not limited to, capital structure transactions, restructuring, acquisitions, divestitures or other events and asset impairments, without unreasonable effort. These amounts depend on various factors and could have a material impact on net income but may be excluded from adjusted EBITDA. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

Proprietary and confidential 96 Reconciliation of Non-GAAP Financial Information to GAAP (in thousands) We define adjusted EBITDA as net income adjusted for depreciation and amortization, write-off of property and equipment, gain on sale of webdam, non-cash equity-based compensation, impairment of lease and related assets, foreign currency transaction gains and losses, severance costs associated with strategic workforce optimizations, interest income and expense and income taxes. We define adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue.